Exhibit 10.2

EXECUTION COPY

LETTER AMENDMENT

Dated as of January 30, 2008

To the banks, financial institutions

and other institutional lenders
(collectively, the “Lenders”) parties
to the Credit Agreement referred to below
and to Citibank, N.A., as administrative agent
(the “Administrative Agent”) for the Lenders

Ladies and Gentlemen:

We refer to the Three Year Credit Agreement dated as of February 3, 2005, as amended by Amendment No. 1 dated as of September 30, 2005 (as so amended, the “Credit Agreement”) among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment (this “Letter Amendment”) have the same meanings as specified in the Credit Agreement.

Section 1. Amendment to Credit Agreement. The Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:

(a)           Section 6.17.1 is deleted in full and replaced with “[Intentionally omitted]”.

(b)           Exhibit C is amended in full to read as set forth as Annex I to this Amendment.

Section 2. Representation. The Company represents and warrants that the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof and no event has occurred and is continuing that constitutes a Default or a Unmatured Default.

Section 3. Effectiveness. Etc. This Letter Amendment shall become effective as of the date first above written when, and only when, (a) the Administrative Agent shall have received counterparts of this Letter Amendment executed by us and the Required Lenders and (b) we shall completed the sale of Combined Global Insurance Holdings, Inc. This Letter Amendment is subject to the provisions of Section 8.2 of the Credit Agreement.

On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof’ or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

The Credit Agreement and the Notes, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Susan L. Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.

This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

AON CORPORATION

By	/s/ Diane Aigotti
Title: Senior Vice President and Corporate Treasurer

Agreed as of the date first above written:

CITIBANK, N.A.,
as Administrative Agent and as a Lender

By		/s/ [ILLEGIBLE]
	Title:	[ILLEGIBLE]
Authorized Signatory

ABN AMRO BANK N.V.
as Lender

By		/s/ Michael DeMarco
Title: Michael DeMarco, Vice President

By		/s/ Andrew C. Salerno
Title: Andrew C. Salerno, Director

J.P. MORGAN CHASE BANK, N.A.
as Lender

By		/s/ [ILLEGIBLE]
Title: Executive Director

THE BANK OF NEW YORK
as Lender

By		/s/ [ILLEGIBLE]
Title: Vice President

THE NORTHERN TRUST COMPANY
as Lender

By	/s/ [ILLEGIBLE]
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH
as Lender

By
Title:

THE BANK OF NOVA SCOTIA
as Lender

By	/s/ [ILLEGIBLE]
Title: Managing Director

MORGAN STANLEY BANK
as Lender

By
Title:

ROYAL BANK OF CANADA
as Lender

By	/s/ [ILLEGIBLE]
Title: Authorized Signatory

WELLS FARGO BANK, N.A.
as Lender

By	/s/ [ILLEGIBLE]
Title: Senior Vice President

PNC BANK, N.A.
as Lender

By
Title:

THE ROYAL BANK OF SCOTLAND plc

as Lender

By	/s/ [ILLEGIBLE]
[ILLEGIBLE]
Title: VP

FIFTH THIRD BANK

as Lender

By	/s/ Kim Puszczewicz
Kim Puszczewicz
	Title:	Vice President

STATE STREET BANK AND TRUST COMPANY
as Lender

By	/s/ [ILLEGIBLE]
Title: Vice President

MERRILL LYNCH BANK USA
as Lender

By	/s/ Louis Alder
	Name:	Louis Alder
	Title:	First Vice President

ANNEX I TO AMENDMENT

EXHIBIT C

COMPLIANCE CERTIFICATE

To:	The Lenders parties to the
Credit Agreement Described Below

This Compliance Certificate is furnished pursuant to that certain Three-Year Credit Agreement dated as of February 3, 2005 (as amended, modified, renewed or extended from time to time, the “Agreement”) among the Borrower, the lenders party thereto and Citibank, N.A., as Administrative Agent for the Lenders. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1.              I am the duly elected [President/Chief Financial Officer] of the Borrower;

2.              I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements (the “Relevant Period”);

3.              The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Unmatured Default during or at the end of the Relevant Period or as of the date of this Certificate, except as set forth below;

4.              Schedule I attached hereto sets forth financial data and computations evidencing the Borrower’s compliance with certain covenants of the Agreement for the quarter ended                        ,           , all of which data and computations are true, complete and correct; and

5.              Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this      day of                 , 200  .

SCHEDULE I TO COMPLIANCE CERTIFICATE

Schedule of Compliance as of                 , 200    with

Provisions of Section 6.17 of

the Agreement

I.              Section 6.17.1 – [Intentionally omitted]

2.             Section 6.17.2 – Consolidated Adjusted EBITDA to Consolidated Interest Expense

A.	Consolidated Adjusted EBITDA
(for four Fiscal Quarters ended , 200 )

	(i)	Consolidated Net Income	$

	(ii)	Consolidated Interest Expense	$

	(iii)	taxes	$

	(iv)	depreciation	$

	(v)	amortization	$

	(vi)	extraordinary losses	$

	(vii)	extraordinary gains	$

	(viii)	Sum of (i) through (vi) minus (vii)	$

Note:

no amounts shall be added pursuant to clauses (ii) through (vi) for any losses, costs, expenses or other charges resulting from the settlement of any Disclosed Claims or any payments in respect of any judgments or other orders thereon or any restructuring or other charges in connection therewith or relating thereto

B.	Consolidated Interest Expense
	(for four Fiscal Quarters ended , 200 )		$

C.	Ratio of A to B		to 1.0

D.	Permitted Ratio	Greater than or equal to 4.0 to 1.0

Complies Does Not Comply

3.             Section 6.17.3 – Consolidated Leverage Ratio

A.	Consolidated Funded Debt	$
(as of the last day of the Measurement Period)

B.	Consolidated Adjusted EBITDA
(for the four Fiscal Quarters ended , 200
	[; from line 2.A.(viii) above])	$

C.	Ratio of A to B	to 1.0

D.	Permitted Ratio	Less than or equal to 3.0 to 1.0

Complies Does Not Comply

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